Exhibit 10.55

AMENDMENT NO. 1 TO AMENDED AND RESTATED SUBORDINATION AGREEMENT

(Senior Subordinated Notes)

This AMENDMENT NO. 1 TO AMENDED AND RESTATED SUBORDINATION AGREEMENT, dated as of December 23, 20011 (“Amendment No. 1”), is entered into among THE PRINCETON REVIEW, INC., a Delaware corporation (“Borrower”), TEST SERVICES, INC., a Colorado corporation (“Test Services”), PRINCETON REVIEW OPERATIONS, L.L.C., a Delaware limited liability company (“Princeton Operations”), THE PRINCETON REVIEW OF ORANGE COUNTY, LLC, a Delaware limited liability company (“Princeton Orange County”), PENN FOSTER, INC., a Pennsylvania corporation (“Penn Foster” and together with The Princeton Review, Inc., each individually a “Borrower” and collectively, the “Borrowers”), PENN FOSTER EDUCATION GROUP, INC., a Delaware corporation (“PF Group”; and together with Borrowers, Test Services, Princeton Operations, and Princeton Orange County, and each other Person who hereafter becomes an “Obligor” hereunder by execution of a joinder hereto substantially in the form of Annex II, each individually an “Obligor” and collectively, the “Obligors”), the undersigned holders of Subordinated Indebtedness (as hereinafter defined), (each such holder, together with its successors and assigns, individually, a “Subordinated Creditor” and collectively, the “Subordinated Creditors”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as agent (including any successor agent, the “Senior Agent”) for the Lenders (as hereinafter defined).

WHEREAS, the Obligors, the Subordinated Creditors and the Senior Agent have entered into that certain Amended and Restated Subordination Agreement, dated as of November 9, 2011 (as heretofore amended, the “Subordination Agreement”); and

WHEREAS, the Obligors, the Subordinated Creditors and the Senior Agent, on behalf of the Senior Lenders, wish to amend the Subordination Agreement in certain respects in order to allow the Obligors to amend and restate the Original Credit Agreement (as defined in the Credit Agreement, as defined in the Subordination Agreement).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Obligors, the Subordinated Creditors and the Senior Agent agree as follows:

Section 1.

DEFINED TERMS

Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed thereto in the Subordination Agreement, as amended hereby.

Section 2.

AMENDMENTS

Subject to the satisfaction of the condition to effectiveness referred to in Section 3 below, the Subordination Agreement is hereby amended as follows:

(a)	The definition of Collateral contained in Section 1 of the Subordination Agreement is hereby replaced in its entirety with the following:

Collateral means all assets and properties of any kind whatsoever, real or personal, tangible or intangible and wherever located, of any Obligor, whether now owned or hereafter acquired, upon which a Lien (including, without limitation, any Liens granted in any Insolvency Proceeding) is now or hereafter granted or purported to be granted by such Person in favor of a Secured Creditor, as security for all or any part of the Obligations; provided that the deposit account of TPR with JPMorgan Chase Bank N.A. and numbered 428337153, which is or is required to be subject to a deposit account control agreement in favor of certain of the Subordinated Creditors and all cash, proceeds and all other rights and interest relating to such account shall be excluded from the definition of Collateral for all purposes hereunder.

Section 3.

CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall be effective upon receipt by the Subordinated Creditors and the Senior Agent of one or more counterparts of this Amendment No. 1 executed and delivered by the Obligors, the Subordinated Creditors and the Senior Agent.

Section 4.

LIMITATION ON SCOPE

Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Subordination Agreement shall remain in full force and effect in accordance with its terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Subordination Agreement or any other document or instrument referred to therein or of any transaction or further or future action on the part of any party hereto except to the extent specifically provided for herein.

Section 5.

MISCELLANEOUS

(a)	This Amendment No. 1 is being delivered in the State of New York.

(b)	Each of the parties hereto hereby ratifies and confirms the Subordination Agreement as amended hereby, and agrees that, as amended hereby, the Subordination Agreement remains in full force and effect.

(c)	This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(d)	All references in the Credit Agreement, the Loan Documents and the Subordinated Note Purchase Agreement to the “Senior Subordination Agreement” and all references in the Subordination Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Subordination Agreement as amended by this Amendment No. 1 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(e)	This Amendment No. 1 may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment No. 1 by facsimile transmission, Electronic Transmission or containing an E-Signature shall be as effective as delivery of a manually executed counterpart hereof.

[signature pages follow]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SUBORDINATED CREDITORS:

SANKATY CREDIT OPPORTUNITIES IV, L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

FALCON STRATEGIC PARTNERS III, LP
By: Falcon Strategic Investments III, LP, its general partner
By: Falcon Strategic Investments GP III, LLC, its general partner

By:	/s/ John Schnabel
Name:	John Schnabel
Title:	Director

FALCON MEZZANINE PARTNERS II, LP
By: Falcon Mezzanine Investments II, LLC, its general partner

By:	/s/ John Schnabel
Name:	John Schnabel
Title:	Vice President

FMP II CO-INVESTMENT, LLC

By:	/s/ John Schnabel
Name:	John Schnabel
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT]

SENIOR AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Administrative Agent

By:	/s/ Laura S. DeAngelis
Its:	Duly Authorized Signatory

OBLIGORS:

THE PRINCETON REVIEW, INC., a Delaware corporation

By:	/s/ Christian G. Kasper
Name:	Christian G. Kasper
Title:	EVP & CFO

PRINCETON REVIEW OPERATIONS, L.L.C., a Delaware limited liability company

By:	/s/ Christian G. Kasper
Name:	Christian G. Kasper
Title:	Vice President and Treasurer

THE PRINCETON REVIEW OF ORANGE COUNTY, LLC, a Delaware limited liability company

By:	/s/ Christian G. Kasper
Name:	Christian G. Kasper
Title:	Vice President and Treasurer

PENN FOSTER, INC., a Pennsylvania corporation

By:	/s/ Christian G. Kasper
Name:	Christian G. Kasper
Title:	Vice President and Treasurer

PENN FOSTER EDUCATION GROUP, INC., a Delaware corporation

By:	/s/ Christian G. Kasper
Name:	Christian G. Kasper
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUBORDINATION AGREEMENT]